UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2012

Annual Repor t

Western Asset

Municipal High

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal High Income Fund

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Municipal High Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Municipal High Income Fund for the twelve-month reporting period ended July 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2012, individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Robert E. Amodeo, David T. Fare and Dennis J. McNamara. Mr. Fare has been responsible for the day-to-day management of the Fund since 2006. Messrs. Walsh and Amodeo have been responsible for the day-to-day management of the Fund since 2007. Mr. McNamara has been responsible for the day-to-day management of the Fund since September 2012. Messrs. Walsh, Amodeo, Fare and McNamara have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for more than five years. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Western Asset Municipal High Income Fund	III

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 1, 2012

IV	Western Asset Municipal High Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended July 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The second estimate for GDP growth in the second quarter was 1.7%. Moderating growth was partially due to weaker consumer spending, which rose only 1.7% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then increased to 8.2% in May 2012 and 8.3% in July. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales rose 2.3% on a seasonally adjusted basis in July 2012 versus the previous month. This represented the first monthly increase since April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $187,300 in July 2012, up 9.4% from July 2011. This marked the fifth consecutive month that home prices rose compared to the same period a year earlier and the largest year-over-year increase since January 2006.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened late in the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it remained in contraction territory.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, on August 1, after the reporting period ended, the Fed said, “The [Federal Open Market] Committee will closely monitor incoming information on economic and financial developments and will provide additional accommodation as needed to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Western Asset Municipal High Income Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Municipal High Income Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from regular federal income tax. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions. Under normal market conditions, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is exempt from regular federal income tax. Under normal market conditions, the Fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade category or in a below investment grade category or, if unrated, determined to be of comparable quality. However, the Fund is permitted to invest in securities rated in any investment category.

The Fund focuses on intermediate- and long-term municipal securities. The Fund will normally invest in securities that have remaining maturities ranging from one to more than thirty years at the time of purchase. In purchasing debt obligations for the Fund, we may take full advantage of the full range of maturities and durationsi, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on our assessment of the relative yields of securities of different maturities and durations and our expectations of future changes in interest rates.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. Risk aversion generally ruled the markets in August and September 2011, given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October, given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during a portion of April and May 2012. The spread sectors then rallied in June and July as investor sentiment improved.

Both short- and long-term Treasury yields moved lower during the reporting period. When the period began, two-year Treasury yields were 0.36%. They moved as low as 0.16% on September 19, 2011 and as high as 0.41% on March 20, 2012. Ten-year

2	Western Asset Municipal High Income Fund 2012 Annual Report

Fund overview (cont’d)

Treasury yields were 2.82% at the beginning of the period, their peak during the fiscal year. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher late in the month due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on July 31, 2012, two-year Treasury yields were 0.23% and ten-year Treasury yields were 1.51%.

Aside from some temporary setbacks, the municipal bond market generated strong results during the reporting period. Demand was generally strong and the municipal market posted positive returns during nine of the twelve months covered by this report. Supporting the municipal market were increasing tax revenues, relatively low new issuance and extremely low defaults. In addition, while certain challenges remain, a number of states took actions to reduce spending and get their financial houses in order.

All told, the Barclays Municipal Bond Indexiii returned 10.51% for the twelve months ended July 31, 2012. Over the same period, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Indexiv, returned 7.25%.

Q. How did we respond to these changing market conditions?

A. There were only minor changes to the Fund during the reporting period, as we were generally comfortable with its sector and yield curvev positioning. However, the Fund’s exposure to Pre-refundedvi securities increased, as did its allocation to A-1/VMIG-1-rated municipal bonds.

The Fund employed short U.S. Treasury futures beginning in April 2011 through the end of the reporting period to manage duration. This strategy modestly detracted from the Fund’s performance during the period.

Performance review

For the twelve months ended July 31, 2012, Class A shares of Western Asset Municipal High Income Fund, excluding sales charges, returned 15.37%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 10.51% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 returned 12.58% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 118 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Municipal High Income Fund 2012 Annual Report	3

Performance Snapshot as of July 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Municipal High Income Fund:
Class A	5.91%	15.37%
Class B1	5.66%	14.80%
Class C	5.64%	14.79%
Class I	6.00%	15.59%
Barclays Municipal Bond Index	2.93%	10.51%
Lipper High Yield Municipal Debt Funds Category Average[2]	6.63%	12.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2012 for Class A, Class B, Class C and Class I shares were 4.14%, 4.09%, 3.83% and 4.45%, respectively.

Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 4.01%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 1, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.78%, 1.40%, 1.35% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 118 funds for the six-month period and among the 118 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Municipal High Income Fund 2012 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its duration and overall yield curve positioning. The Fund’s duration was longer than that of the benchmark, which was beneficial as rates moved lower during the reporting period. From a yield curve perspective, the Fund maintained an overweight to the 22+ year portion of the municipal yield curve. This positively impacted performance as longer-term securities outperformed shorter-term securities.

Also benefiting the Fund’s performance were its overweight exposure to lower-rated investment grade municipal bonds and its underweight to AAA-rated municipal bonds. We felt that high-quality securities were richly valued and the underweight position was rewarded given that they lagged their lower-rated counterparts during the period.

Sector positioning, overall, enhanced the Fund’s results during the reporting period. In particular, overweights to the strong performing Health Care and Industrial Revenue sectors were positive for performance. In addition, having underweights to State Local General Obligation bonds (“GOs”) and Pre-refunded securities were rewarded as they lagged the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s underweight allocation to A-rated municipal bonds, as they outperformed the benchmark.

Underweights to municipal bonds issued by California, New Jersey and the District of Columbia were not rewarded given their outperformance versus the benchmark. These underweights were based on our concerns regarding the fiscal challenges facing these issuers and the generally weak fundamentals for these securities.

Elsewhere, having an underweight to the 15-year portion of the municipal yield curve was detrimental as it outperformed the benchmark. Finally, the Fund’s short U.S. Treasury futures position was a modest detractor as Treasury yields declined during the period given several flights to quality.

Thank you for your investment in Western Asset Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 21, 2012

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current

Western Asset Municipal High Income Fund 2012 Annual Report	5

or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v] The	yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

6	Western Asset Municipal High Income Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2012 and July 31, 2011 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal High Income Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2012 and held for the six months ended July 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.91%	$1,000.00	$1,059.10	0.77%	$3.94	Class A	5.00%	$1,000.00	$1,021.03	0.77%	$3.87
Class B	5.66	1,000.00	1,056.60	1.30	6.65	Class B	5.00	1,000.00	1,018.40	1.30	6.52
Class C	5.64	1,000.00	1,056.40	1.34	6.85	Class C	5.00	1,000.00	1,018.20	1.34	6.72
Class I	6.00	1,000.00	1,060.00	0.65	3.33	Class I	5.00	1,000.00	1,021.63	0.65	3.27

[1]	For the six months ended July 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

8	Western Asset Municipal High Income Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/12	15.37%	14.80%	14.79%	15.59%
Five Years Ended 7/31/12	5.45	4.82	4.75	5.47
Ten Years Ended 7/31/12	5.51	5.05	4.87	N/A
Inception* through 7/31/12	5.43	6.47	5.20	5.20

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/12	10.51%	10.30%	13.79%	15.59%
Five Years Ended 7/31/12	4.53	4.66	4.75	5.47
Ten Years Ended 7/31/12	5.06	5.05	4.87	N/A
Inception* through 7/31/12	5.20	6.47	5.20	5.20

Cumulative total returns
Without sales charges[1]
Class A (7/31/02 through 7/31/12)	71.03%
Class B (7/31/02 through 7/31/12)	63.72
Class C (7/31/02 through 7/31/12)	60.94
Class I (Inception date of 3/20/07 through 7/31/12)	31.23

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, September 16, 1985, November 17, 1994 and March 20, 2007, respectively.

Western Asset Municipal High Income Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Western Asset Municipal High Income Fund vs. Barclays Municipal Bond Index† — July 2002 - July 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Western Asset Municipal High Income Fund on July 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	Western Asset Municipal High Income Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

WA Muni High	— Western Asset Municipal High Income Fund
Barclays Muni Bond Index	— Barclays Municipal Bond Index

Western Asset Municipal High Income Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

WA Muni High	— Western Asset Municipal High Income Fund
Barclays Muni Bond Index	— Barclays Municipal Bond Index

12	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments

July 31, 2012

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 92.0%
Arizona — 2.1%
Pima County, AZ, IDA Educational Revenue, Noah Webster Basic School	6.125%	12/15/34	$1,000,000	$1,010,300
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	8,000,000	8,508,240
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	7,000,000	7,308,560
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,478,175
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,330,720
Total Arizona				20,635,995
Arkansas — 0.1%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	1,000,000	1,025,380	(a)
California — 9.9%
Alhambra, CA, Revenue:
Atherton Baptist Homes	7.500%	1/1/30	1,640,000	1,820,482
Atherton Baptist Homes	7.625%	1/1/40	1,500,000	1,660,050
California EFA Revenue:
College and University Financing Program	5.000%	2/1/14	1,595,000	1,650,522
College and University Financing Program	5.000%	2/1/15	1,670,000	1,751,329
California State Public Works Board, Lease Revenue:
California State Prisons LA	5.250%	10/1/24	4,000,000	4,691,600
California State Prisons LA	5.250%	10/1/25	2,870,000	3,323,977
California State Prisons LA	5.000%	10/1/28	3,500,000	3,885,105
Various Capital Projects	5.125%	10/1/31	2,000,000	2,216,360
California Statewide CDA Revenue:
East Campus Apartments LLC	5.625%	8/1/34	1,000,000	1,000,000	(b)
Lodi Memorial Hospital, California Mortgage Insurance	5.000%	12/1/37	14,000,000	14,528,920
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	1,947,360
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	5,919,660
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	7.875%	6/1/42	3,150,000	3,349,300	(b)
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	29,000,000	38,478,940
Palomar, CA, Pomerado Health Care District, COP	6.750%	11/1/39	5,000,000	5,593,450
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,251,900
Roseville, CA, Natural Gas Finance Authority Revenue	5.000%	2/15/27	5,000,000	5,215,600
Total California				98,284,555

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	13

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 4.2%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School Refunding, Jefferson Project	6.000%	6/15/33	$1,500,000	$1,574,070	(b)
Cheyenne Mountain Charter Academy Foundation	5.375%	6/15/38	2,585,000	2,659,965
Colorado Health Facilities Authority Revenue:
Christian Living Communities Project	5.750%	1/1/37	2,000,000	2,065,800
The Evangelical Lutheran Good Samaritan Society	6.125%	6/1/38	7,000,000	7,737,170	(b)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	22,699,080
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	4,000,000	3,547,880
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	1,000,000	1,155,910	(b)
Total Colorado				41,439,875
Connecticut — 0.2%
Connecticut State Development Authority, IDR, AFCO Cargo LLC Project	8.000%	4/1/30	3,945,000	2,454,500	(a)
Delaware — 4.7%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	29,000,000	31,463,550
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	1,007,660
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	12,000,000	13,652,640
Total Delaware				46,123,850
Florida — 1.4%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,000,000	985,090	(c)
Hillsborough County, FL, IDA Revenue, National Gypsum Convention	7.125%	4/1/30	1,000,000	1,000,060	(a)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage Healthcare Facilities Revenue Bonds, GF/Orlando Inc. Project	9.000%	7/1/31	1,775,000	1,779,935
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	1,735,000	1,762,083
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	765,000	306,000	(c)
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	5,408,950	(d)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	3,063,630	(d)
Total Florida				14,305,748
Georgia — 1.9%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	6,349,390

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	$9,000,000	$10,456,830
Gainesville & Hall County, GA, Development Authority Retirement Community Revenue:
Acts Retirement-Life Communities Inc.	6.375%	11/15/29	700,000	808,878
Acts Retirement-Life Communities Inc.	6.625%	11/15/39	1,085,000	1,250,007
Total Georgia				18,865,105
Hawaii — 1.6%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	7.500%	11/15/15	5,200,000	5,257,200
Craigside Retirement Residence	8.750%	11/15/29	800,000	953,672
Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	9,307,040
Total Hawaii				15,517,912
Illinois — 3.0%
Illinois Development Finance Authority Revenue:
Chicago Charter School Foundation Project	6.250%	12/1/32	2,000,000	2,039,480	(b)
Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,253,023	(a)
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.000%	5/15/30	5,000,000	5,401,050
Park Place of Elmhurst	8.125%	5/15/40	11,835,000	12,761,325
Refunding, Chicago Charter School Project	5.000%	12/1/36	3,000,000	3,054,660
Refunding, OSF Healthcare System	5.750%	11/15/37	2,500,000	2,745,000
Total Illinois				29,254,538
Indiana — 2.0%
Indiana Health Facilities Financing Authority, Hospital Revenue, Riverview Hospital Project	6.125%	8/1/31	2,000,000	2,020,000	(b)
Indiana State Finance Authority Revenue, Educational Facilities, Marian University Project	6.375%	9/15/41	15,000,000	16,402,350
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment Revenue	5.250%	2/1/31	1,400,000	1,471,932
Total Indiana				19,894,282
Kentucky — 2.1%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	15,000,000	17,805,300
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	2,500,000	2,621,500
Total Kentucky				20,426,800

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	15

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — 0.3%
Epps, LA, COP	8.000%	6/1/18	$775,000	$761,282
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	595,000	674,260
Louisiana Public Facilities Authority Revenue, Entergy Louisiana LLC Project	5.000%	6/1/30	1,535,000	1,626,471
Total Louisiana				3,062,013
Maryland — 5.1%
Maryland Industrial Development Financing Authority, EDR, Our Lady of Good Counsel School	6.000%	5/1/35	1,000,000	1,050,630
Maryland State EDC, EDR:
Term Project	5.750%	6/1/35	9,000,000	9,771,840
Transportation Facilities Project	5.750%	6/1/35	21,625,000	23,479,560
Maryland State EDC, Student Housing Revenue Bonds, University of Maryland, College Park Projects	5.800%	6/1/38	5,000,000	5,364,000
Maryland State Health & Higher EFA Revenue:
Mercy Medical Center	6.250%	7/1/31	9,000,000	10,705,680
Washington Christian Academy	5.250%	7/1/18	250,000	100,000	(c)
Washington Christian Academy	5.500%	7/1/38	1,170,000	468,000	(c)
Total Maryland				50,939,710
Massachusetts — 3.7%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	1,160,000	1,060,345	(a)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	4,000,000	4,763,920
Massachusetts State HEFA Revenue:
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	10,000,000	10,769,600
Suffolk University	5.750%	7/1/39	13,740,000	15,425,623
University of Massachusetts Memorial Health Care Inc.	5.000%	7/1/33	4,000,000	4,099,920
Total Massachusetts				36,119,408
Michigan — 2.9%
Allen Academy, MI, COP	8.000%	6/1/33	3,500,000	3,584,280
Cesar Chavez Academy, COP	6.500%	2/1/33	1,635,000	1,718,042	(b)
Cesar Chavez Academy, COP	8.000%	2/1/33	1,600,000	1,692,688	(b)
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	5,000,000	5,276,350
Michigan Finance Authority Revenue, Detroit School District	5.500%	6/1/21	10,000,000	11,630,800
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,184,480
Total Michigan				29,086,640

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Minnesota — 0.4%
Sartell, MN, Health Care & Housing Facilities Revenue, Foundation for Health Care Project	8.000%	9/1/30	$1,600,000	$1,635,360
St. Paul, MN, Port Authority Lease Revenue:
Regions Hospital Parking Ramp Project	5.000%	8/1/21	475,000	489,720
Regions Hospital Parking Ramp Project	5.000%	8/1/36	1,375,000	1,373,089
Total Minnesota				3,498,169
Missouri — 0.5%
Missouri State Health & Educational Facilities Authority, Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,244,340
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,082,680
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,671,298
Total Missouri				4,998,318
Montana — 0.3%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	2,775,000	2,777,498	(a)
Nebraska — 1.3%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	12,000,000	12,383,160
New Jersey — 1.5%
New Jersey EDA Revenue, Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	412,384
New Jersey State EDA Revenue:
Refunding	6.875%	1/1/37	11,000,000	11,070,180	(a)
Refunding, Gloucester Marine Project	6.625%	1/1/37	3,485,000	3,555,327
Total New Jersey				15,037,891
New Mexico — 0.8%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	1,630,000	1,580,937
COP, Jail Project Revenue	6.000%	4/1/23	500,000	455,465
COP, Jail Project Revenue	7.500%	12/1/24	5,510,000	5,533,307
COP, Jail Project Revenue	6.000%	4/1/28	500,000	437,335
Total New Mexico				8,007,044
New York — 6.5%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	31,870,000	36,427,729
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/46	2,500,000	2,632,975
Herkimer County, NY, IDA, Folts Adult Home, FHA, GNMA	5.500%	3/20/40	960,000	1,055,242

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	17

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	$10,000,000	$11,735,900
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	3,300,000	2,184,204
New York City, NY, IDA, Civic Facilities Revenue:
Amboy Properties Corp. Project	6.750%	6/1/20	2,030,000	2,022,448
Special Needs Facilities Pooled Program	8.125%	7/1/19	525,000	527,215
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	8,063,160
Total New York				64,648,873
Ohio — 1.6%
Cleveland-Cuyahoga County, OH, Port Authority Revenue, Senior Housing, St. Clarence — GEAC, LLC	6.125%	5/1/26	500,000	491,975
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,380,000	2,383,665
Lorain County, OH, Port Authority, Recovery Zone Facility Revenue, U.S. Steel Corp. Project	6.750%	12/1/40	5,000,000	5,475,500
Miami County, OH, Hospital Facilities Revenue, Refunding & Improvement Upper Valley Medical Center	5.250%	5/15/26	2,000,000	2,139,740
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	5,000,000	5,477,350
Total Ohio				15,968,230
Oklahoma — 0.9%
Oklahoma HFA, Single-Family Mortgage, GNMA	7.997%	8/1/18	65,000	67,817	(a)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,137,720
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,866,530
Total Oklahoma				9,072,067
Oregon — 0.1%
Klamath Falls, OR, Inter Community Hospital Authority Revenue:
Merle West Medical Center	6.250%	9/1/31	630,000	639,248	(b)
Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	370,000	374,218
Total Oregon				1,013,466
Pennsylvania — 5.2%
Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project	7.250%	1/1/35	1,000,000	1,038,690	(b)
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	4,605,000	4,616,973

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Harrisburg, PA, University Revenue, Harrisburg University of Science and Technology	6.000%	9/1/36	$3,000,000	$2,475,870
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,501,560
Lehigh County, PA, General Purpose Authority Revenue, First Mortgage Revenue Bonds, Bible Fellowship Church Home Inc.	7.750%	11/1/33	3,500,000	3,571,890
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities Inc.	5.000%	11/15/25	3,305,000	3,640,524
Acts Retirement-Life Communities Inc.	5.000%	11/15/26	2,875,000	3,149,620
Acts Retirement-Life Communities Inc.	5.000%	11/15/27	1,670,000	1,820,968
Pennsylvania Economic Development Financing Authority:
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,550,981
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,640,000
Solid Waste Disposal Revenue, Waste Management Inc. Project	5.100%	10/1/27	1,000,000	1,081,400	(a)
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	5,000,000	5,734,450
Pennsylvania HEFA Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	3,912,650
Philadelphia, PA, Authority for IDR, Discovery Charter School Inc. Project	6.250%	4/1/42	635,000	659,657
Philadelphia, PA, Hospitals & Higher EFA Revenue, Temple University Health System	6.250%	7/1/23	7,000,000	7,728,490
Total Pennsylvania				51,123,723
Puerto Rico — 4.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	8,000,000	8,175,360
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	5,000,000	5,206,550
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	5,000,000	5,425,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	9,000,000	9,751,590
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	7,000,000	7,942,690
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/43	8,500,000	9,097,040
Total Puerto Rico				45,598,930

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	19

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Rhode Island — 0.1%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	$1,000,000	$782,080	(c)
South Carolina — 0.2%
Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian	5.000%	3/1/30	2,000,000	2,233,500	(b)
Tennessee — 0.1%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	1,011,150
Texas — 18.2%
Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior Bonds	6.750%	4/1/27	5,025,000	2,823,799	(c)
Burnet County, TX, Public Facility Project Revenue	7.750%	8/1/29	2,825,000	2,049,679
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,937,400
Central Texas Regional Mobility Authority Revenue	6.000%	1/1/41	5,000,000	5,820,600
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	2,800,000	793,352
Capital Appreciation	0.000%	1/1/38	2,000,000	503,800
Capital Appreciation	0.000%	1/1/40	2,200,000	494,538
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,263,718
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	4,509,160
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	1,665,000	774,225	(a)(c)
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	3,000,000	3,009,450	(a)(e)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	5,364,894
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc., Terminal Projects	6.500%	7/15/30	6,500,000	7,161,895	(a)
Special Facilities, Continental Airlines Inc., Terminal Projects	6.625%	7/15/38	5,000,000	5,515,850	(a)
Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	6,645,000	6,646,728	(a)
Love Field Airport Modernization Corp, TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,615,000	16,836,874
Maverick County, TX, Public Facility Corp. Project Revenue	6.375%	2/1/29	520,000	475,228

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	$2,500,000	$2,542,825
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	980,000	977,462
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,000,000	11,043,000
North Texas Tollway Authority Revenue	6.250%	1/1/39	2,000,000	2,300,940
Port Corpus Christi, TX, Celanese Project	6.450%	11/1/30	1,995,000	2,017,464
San Leanna Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,103,890
Saint Edwards University Project	5.125%	6/1/22	2,000,000	2,184,900
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Northwest Senior Housing Edgemere Project	5.750%	11/15/12	1,100,000	1,109,988
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	1,500,000	(c)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	6,500,000	7,886,710
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	28,000,000	33,695,200
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	29,460,000	36,049,023
Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	4,587,040
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	1,140,830
Uplift Education	5.875%	12/1/36	1,000,000	1,079,650
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	3,000,000	3,089,190
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	610,000	590,071
Total Texas				179,879,373
U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	8,777,850
Virginia — 3.0%
Broad Street CDA Revenue	7.500%	6/1/33	748,000	806,224	(b)
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	6,000,000	6,440,940	(a)
Virginia Beach, VA, Development Authority, MFH Revenue:
Residential Rental Hampton Project	7.500%	10/1/39	2,330,000	2,404,909	(a)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	21

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Residential Rental Mayfair Project	7.500%	10/1/39	$2,330,000	$2,404,910	(a)
Virginia State Small Business Financing Authority Revenue, Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	8,000,000	8,794,880	(a)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	9,325,725
Total Virginia				30,177,588
West Virginia — 0.3%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	3,000,000	3,196,050
Wisconsin — 0.3%
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	6.400%	4/15/33	1,000,000	1,026,920
Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	2,212,040
Total Wisconsin				3,238,960
Total Investments before Short-Term Investments (Cost — $824,262,894)				910,860,231
Short-Term Investments — 6.8%
California — 1.8%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Acacia Creek at Union Project, SPA-Bank of America N.A.	0.240%	7/1/38	3,900,000	3,900,000	(f)(g)
Jewish Home San Francisco, LOC-Wells Fargo Bank N.A.	0.120%	11/15/35	2,500,000	2,500,000	(f)(g)
California Health Facilities Financing Authority Revenue, Catholic Healthcare West, NATL, LOC-JPMorgan Chase	0.160%	7/1/16	8,300,000	8,300,000	(f)(g)
California Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.120%	12/1/16	1,400,000	1,400,000	(f)(g)
California Statewide CDA Revenue, Painted Turtle Gang Camp Foundation, LOC-Wells Fargo Bank N.A.	0.130%	4/1/33	1,700,000	1,700,000	(f)(g)
Total California				17,800,000
Colorado — 0.0%
Denver, CO, City & County, COP, SPA-JPMorgan Chase	0.170%	12/1/29	100,000	100,000	(f)(g)
Florida — 0.2%
North Broward, FL, Hospital District Revenue, NATL, LOC-Wells Fargo Bank N.A.	0.150%	1/15/27	700,000	700,000	(f)(g)
Orlando & Orange County, FL, Expressway Authority Revenue, LOC-SunTrust Bank	0.220%	7/1/40	200,000	200,000	(f)(g)

See Notes to Financial Statements.

22	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Facilities Bayfront Projects, LOC-SunTrust Bank	0.270%	7/1/34	$100,000	$100,000	(f)(g)
Polk County, FL, School Board COP, Master Lease Program, LOC-Wells Fargo Bank N.A.	0.180%	1/1/28	700,000	700,000	(f)(g)
Total Florida				1,700,000
Georgia — 0.1%
Municipal Electric Authority of Georgia, LOC-Dexia Credit Local	0.150%	1/1/48	600,000	600,000	(f)(g)
Illinois — 0.1%
Illinois Development Finance Authority Revenue, Evanston Northwestern, SPA-JPMorgan Chase	0.150%	5/1/31	400,000	400,000	(f)(g)
Illinois Finance Authority Revenue:
University of Chicago Medical Center, LOC-Wells Fargo Bank N.A.	0.150%	8/1/44	200,000	200,000	(f)(g)
University of Chicago Medical Center, LOC-Wells Fargo Bank N.A.	0.150%	8/1/44	100,000	100,000	(f)(g)
Total Illinois				700,000
Indiana — 0.2%
Indiana State Finance Authority Revenue, Lease Appropriation, SPA-JPMorgan Chase	0.170%	2/1/37	2,000,000	2,000,000	(f)(g)
Kansas — 0.0%
Kansas State Department of Transportation Highway Revenue, SPA-Dexia Credit Local & Westdeutsche Landesbank	0.130%	9/1/19	100,000	100,000	(f)(g)
Maryland — 0.0%
Maryland State Health & Higher EFA Revenue, University of Maryland Medical System, LOC-SunTrust Bank	0.140%	7/1/41	100,000	100,000	(f)(g)
Massachusetts — 0.0%
Massachusetts State DFA Revenue, Horner Millwork Corp., LOC-Bank of America	0.650%	3/1/27	100,000	100,000	(a)(f)(g)
New Jersey — 0.0%
New Jersey Health Care Facilities Financing Authority Revenue, Virtua Health Inc., LOC-TD Bank N.A.	0.130%	7/1/43	100,000	100,000	(f)(g)
New York — 1.8%
New York City, NY, GO:
AGM, SPA-Dexia Credit Local	0.270%	11/1/26	1,400,000	1,400,000	(f)(g)
LIQ-Dexia Credit Local	0.310%	4/1/35	1,300,000	1,300,000	(f)(g)
LOC-Dexia Credit Local	0.270%	1/1/36	390,000	390,000	(f)(g)
New York City, NY, Health & Hospital Corp. Revenue, HHC Capital Corp., LOC-TD Bank N.A.	0.120%	2/15/31	700,000	700,000	(f)(g)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	23

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.270%	6/15/32	$3,800,000	$3,800,000	(f)(g)
New York City, NY, TFA:
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.270%	11/1/22	5,100,000	5,100,000	(f)(g)
Subordinated, LIQ-Dexia Credit Local	0.290%	11/1/22	1,300,000	1,300,000	(f)(g)
New York City, NY, TFA Revenue, Future Tax Secured, SPA-Dexia Credit Local	0.290%	8/1/31	2,400,000	2,400,000	(f)(g)
New York City, NY, Trust for Cultural Resources Revenue, American Museum of Natural History, SPA-Bank of America N.A.	0.180%	4/1/27	1,400,000	1,400,000	(f)(g)
Total New York				17,790,000
North Carolina — 1.4%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
AGM, SPA-Dexia Credit Local	0.230%	1/15/42	3,900,000	3,900,000	(f)(g)
AGM, SPA-Dexia Credit Local	0.230%	1/15/43	900,000	900,000	(f)(g)
AGM, SPA-Dexia Credit Local	0.230%	1/15/44	1,300,000	1,300,000	(f)(g)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.140%	2/1/34	7,400,000	7,400,000	(f)(g)
Total North Carolina				13,500,000
Ohio — 0.2%
County of Montgomery, OH, Revenue, Miami Valley Hospital, SPA-Wells Fargo Bank N.A.	0.140%	11/15/39	200,000	200,000	(f)(g)
Montgomery County, OH, Revenue:
Miami Valley Hospital	0.150%	11/15/45	1,200,000	1,200,000	(f)(g)
Miami Valley Hospital, SPA-JPMorgan Chase	0.140%	11/15/45	300,000	300,000	(f)(g)
Total Ohio				1,700,000
Oklahoma — 0.1%
Oklahoma State Turnpike Authority Revenue, SPA-JPMorgan Chase	0.170%	1/1/28	1,000,000	1,000,000	(f)(g)
Oregon — 0.0%
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor Project, LOC-Bank of America N.A.	0.200%	8/15/37	100,000	100,000	(f)(g)
Oregon State, GO, Veterans Welfare, SPA-U.S. Bank N.A.	0.170%	6/1/40	100,000	100,000	(f)(g)
Total Oregon				200,000
Pennsylvania — 0.1%
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp., LOC-Citibank N.A.	0.180%	12/1/35	200,000	200,000	(f)(g)

See Notes to Financial Statements.

24	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Delaware County, PA, Authority, White Horse Village Inc. Project, LOC-Citizens Bank of Pennsylvania	0.230%	7/1/36	$1,000,000	$1,000,000	(f)(g)
Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.	0.130%	8/1/28	200,000	200,000	(f)(g)
Total Pennsylvania				1,400,000
Tennessee — 0.0%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A.	0.260%	11/1/35	190,000	190,000	(f)(g)
Texas — 0.4%
Gregg County, TX, Health Facilities Development Corp., Hospital Revenue, Good Shepherd Hospital Inc., Radian, LOC-JPMorgan Chase	0.190%	10/1/29	2,400,000	2,400,000	(f)(g)
Harris County, TX, Cultural Education Facilities Finance Corp. Special Facilities Revenue, Texas Medical Center, LOC-JPMorgan Chase	0.170%	9/1/31	100,000	100,000	(f)(g)
Houston, TX, Higher Education Finance Corp. Revenue, William Marsh Rice University Project	0.150%	5/15/48	2,000,000	2,000,000	(f)(g)
Total Texas				4,500,000
Virginia — 0.4%
Roanoke, VA, IDA, Hospital Revenue, Carilion Health Systems, AGM, SPA-Wells Fargo Bank N.A.	0.170%	7/1/36	1,600,000	1,600,000	(f)(g)
Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wells Fargo Bank N.A. Refunding, University Richmond Project, SPA-SunTrust Bank	0.180%	11/1/36	1,000,000	1,000,000	(f)(g)
Virginia Commonwealth University, Health System Authority Revenue, LOC-Wells Fargo Bank N.A.	0.160%	7/1/37	700,000	700,000	(f)(g)
Virginia Commonwealth University, VA, AMBAC, LOC-Wells Fargo Bank N.A.	0.160%	11/1/30	300,000	300,000	(f)(g)
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.170%	7/1/42	300,000	300,000	(f)(g)
Total Virginia				3,900,000
Total Short-Term Investments (Cost — $67,480,000)				67,480,000
Total Investments — 98.8% (Cost — $891,742,894#)				978,340,231
Other Assets in Excess of Liabilities — 1.2%				11,524,386
Total Net Assets — 100.0%				$989,864,617

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	The coupon payment on these securities is currently in default as of July 31, 2012.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	25

Western Asset Municipal High Income Fund

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Maturity date shown represents the mandatory tender date.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $891,186,193.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

26	Western Asset Municipal High Income Fund 2012 Annual Report

Schedule of investments (cont’d)

Western Asset Municipal High Income Fund

Summary of Investments by Industry* (unaudited)
Health care	19.1%
Industrial revenue	18.8
Transportation	17.1
Education	11.2
Special tax obligation	8.3
Power	6.8
Other	2.9
Pre-refunded/escrowed to maturity	2.8
Leasing	1.9
Water & sewer	1.5
Solid waste/resource recovery	1.4
Local general obligation	0.8
Housing	0.5
Short-term investments	6.9
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of July 31, 2012 and are subject to change.

Ratings table† (unaudited)
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	0.1%
AA/Aa	2.1
A	17.5
BBB/Baa	53.1
BB/Ba	3.9
B/B	3.3
D	0.2
A-1/VMIG 1	6.9
NR	12.9
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	27

Statement of assets and liabilities

July 31, 2012

Assets:
Investments, at value (Cost — $891,742,894)	$978,340,231
Cash	15,734
Interest receivable	11,057,253
Receivable for Fund shares sold	5,102,376
Receivable for securities sold	1,204,382
Prepaid expenses	45,227
Total Assets	995,765,203

Liabilities:
Payable for Fund shares repurchased	4,256,548
Distributions payable	794,002
Investment management fee payable	369,339
Service and/or distribution fees payable	175,427
Trustees’ fees payable	11,640
Payable to broker — variation margin on open futures contracts	8,031
Accrued expenses	285,599
Total Liabilities	5,900,586
Total Net Assets	$989,864,617

Net Assets:
Par value (Note 7)	$662
Paid-in capital in excess of par value	997,338,276
Undistributed net investment income	546,295
Accumulated net realized loss on investments and futures contracts	(94,417,180)
Net unrealized appreciation on investments and futures contracts	86,396,564
Total Net Assets	$989,864,617

Shares Outstanding:
Class A	39,544,486
Class B	732,678
Class C	10,843,569
Class I	15,045,591

Net Asset Value:
Class A (and redemption price)	$14.99
Class B*	$14.91
Class C*	$14.91
Class I (and redemption price)	$14.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$15.66

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Western Asset Municipal High Income Fund 2012 Annual Report

Statement of operations

For the Year Ended July 31, 2012

Investment Income:
Interest	$48,690,763

Expenses:
Investment management fee (Note 2)	4,783,837
Service and/or distribution fees (Notes 2 and 5)	1,851,258
Transfer agent fees (Note 5)	488,343
Registration fees	104,206
Legal fees	82,795
Fund accounting fees	78,904
Audit and tax	51,502
Shareholder reports	42,128
Insurance	15,239
Trustees’ fees	13,863
Custody fees	5,402
Miscellaneous expenses	6,886
Total Expenses	7,524,363
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(134,526)
Net Expenses	7,389,837
Net Investment Income	41,300,926

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,918,273
Futures contracts	(1,481,232)
Net Realized Gain	1,437,041
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	83,400,860
Futures contracts	(200,773)
Change in Net Unrealized Appreciation (Depreciation)	83,200,087
Net Gain on Investments and Futures Contracts	84,637,128
Increase in Net Assets from Operations	$125,938,054

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	29

Statements of changes in net assets

For the Years Ended July 31,	2012	2011

Operations:
Net investment income	$41,300,926	$42,358,613
Net realized gain (loss)	1,437,041	(9,220,163)
Change in net unrealized appreciation (depreciation)	83,200,087	(12,560,959)
Increase in Net Assets From Operations	125,938,054	20,577,491

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(41,128,330)	(42,229,523)
Decrease in Net Assets From Distributions to Shareholders	(41,128,330)	(42,229,523)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	517,092,558	342,038,155
Reinvestment of distributions	30,149,108	35,575,167
Cost of shares repurchased	(356,572,008)	(488,149,848)
Increase (Decrease) in Net Assets From Fund Share Transactions	190,669,658	(110,536,526)
Increase (Decrease) in Net Assets	275,479,382	(132,188,558)

Net Assets:
Beginning of year	714,385,235	846,573,793
End of year*	$989,864,617	$714,385,235
* Includes undistributed net investment income of:	$546,295	$501,006

See Notes to Financial Statements.

30	Western Asset Municipal High Income Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.63	$13.87	$12.85	$14.10	$15.01

Income (loss) from operations:
Net investment income	0.69	0.73	0.74	0.75	0.74
Net realized and unrealized gain (loss)	1.36	(0.24)	1.02	(1.25)	(0.91)
Total income (loss) from operations	2.05	0.49	1.76	(0.50)	(0.17)

Less distributions from:
Net investment income	(0.69)	(0.73)	(0.74)	(0.75)	(0.74)
Total distributions	(0.69)	(0.73)	(0.74)	(0.75)	(0.74)

Net asset value, end of year	$14.99	$13.63	$13.87	$12.85	$14.10
Total return[2]	15.37%	3.69%	13.92%	(3.20)%	(1.17)%

Net assets, end of year (millions)	$593	$461	$640	$469	$424

Ratios to average net assets:
Gross expenses	0.78%	0.78%	0.77%	0.77%	0.80%
Net expenses[3]	0.78	0.78	0.77	0.77	0.80
Net investment income	4.82	5.39	5.41	6.02	5.06

Portfolio turnover rate	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.55	$13.84	$12.79	$14.11	$15.01

Income (loss) from operations:
Net investment income	0.61	0.64	0.66	0.68	0.66
Net realized and unrealized gain (loss)	1.35	(0.24)	1.00	(1.32)	(0.90)
Proceeds from settlement of a regulatory matter	—	—	0.05	—	—
Total income (loss) from operations	1.96	0.40	1.71	(0.64)	(0.24)

Less distributions from:
Net investment income	(0.60)	(0.69)	(0.66)	(0.68)	(0.66)
Total distributions	(0.60)	(0.69)	(0.66)	(0.68)	(0.66)

Net asset value, end of year	$14.91	$13.55	$13.84	$12.79	$14.11
Total return[2]	14.80%	3.02%	13.60%[3]	(4.24)%	(1.63)%

Net assets, end of year (millions)	$11	$13	$18	$20	$26

Ratios to average net assets:
Gross expenses	1.34%	1.40%	1.36%	1.32%	1.33%
Net expenses[4]	1.34	1.40	1.36	1.32	1.33
Net investment income	4.29	4.76	4.83	5.48	4.52

Portfolio turnover rate	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.19%. Class B received $68,847 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

32	Western Asset Municipal High Income Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.55	$13.80	$12.78	$14.10	$15.00

Income (loss) from operations:
Net investment income	0.61	0.65	0.66	0.68	0.65
Net realized and unrealized gain (loss)	1.35	(0.25)	1.02	(1.32)	(0.89)
Total income (loss) from operations	1.96	0.40	1.68	(0.64)	(0.24)

Less distributions from:
Net investment income	(0.60)	(0.65)	(0.66)	(0.68)	(0.66)
Total distributions	(0.60)	(0.65)	(0.66)	(0.68)	(0.66)

Net asset value, end of year	$14.91	$13.55	$13.80	$12.78	$14.10
Total return[2]	14.79%	3.02%	13.30%	(4.27)%	(1.66)%

Net assets, end of year (millions)	$162	$133	$137	$94	$86

Ratios to average net assets:
Gross expenses	1.34%	1.35%	1.34%	1.34%	1.35%
Net expenses[3]	1.34	1.35	1.34	1.34	1.35
Net investment income	4.26	4.83	4.84	5.44	4.50

Portfolio turnover rate	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2012 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$13.55	$13.80	$12.79	$14.10	$15.01

Income (loss) from operations:
Net investment income	0.70	0.74	0.75	0.76	0.74
Net realized and unrealized gain (loss)	1.36	(0.25)	1.01	(1.30)	(0.89)
Total income (loss) from operations	2.06	0.49	1.76	(0.54)	(0.15)

Less distributions from:
Net investment income	(0.70)	(0.74)	(0.75)	(0.77)	(0.76)
Total distributions	(0.70)	(0.74)	(0.75)	(0.77)	(0.76)

Net asset value, end of year	$14.91	$13.55	$13.80	$12.79	$14.10
Total return[2]	15.59%	3.76%	13.99%	(3.51)%	(1.05)%

Net assets, end of year (millions)	$224	$107	$52	$9	$1

Ratios to average net assets:
Gross expenses	0.71%	0.65%	0.64%	0.62%	0.66%
Net expenses[3]	0.64 [4,5]	0.64 [4,5]	0.64 [4,5]	0.62	0.66
Net investment income	4.95	5.58	5.52	6.18	5.09

Portfolio turnover rate	8%	24%	20%	20%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Municipal High Income Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund (formerly known as Legg Mason Western Asset Municipal High Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Municipal High Income Fund 2012 Annual Report	35

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset Municipal High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$910,860,231	—	$910,860,231
Short-term investments†	—	67,480,000	—	67,480,000
Total investments	—	$978,340,231	—	$978,340,231

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$200,773	—	—	$200,773

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund

Western Asset Municipal High Income Fund 2012 Annual Report	37

may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$10,020,059	$(10,020,059)
(b)	$(127,307)	127,307	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

38	Western Asset Municipal High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended July 31, 2012, fees waived and/or expenses reimbursed amounted to $134,526.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases,

Western Asset Municipal High Income Fund 2012 Annual Report	39

Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2012, LMIS and its affiliates received sales charges of $88,359 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$41,634	$19,753	$15,158

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2012, the Fund had accrued $7,116 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$192,618,499
Sales	63,567,900

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$99,910,744
Gross unrealized depreciation	(12,756,706)
Net unrealized appreciation	$87,154,038

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	257	9/12	$38,614,258	$38,815,031	$(200,773)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

40	Western Asset Municipal High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2012.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$200,773

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,481,232)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(200,773)

During the year ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$23,639,236

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Western Asset Municipal High Income Fund 2012 Annual Report	41

For the year ended July 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$765,671	$176,181
Class B	76,264	11,504
Class C	1,009,323	68,205
Class I	—	232,453
Total	$1,851,258	$488,343

For the year ended July 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$134,526
Total	$134,526

6. Distributions to shareholders by class

	Year Ended July 31, 2012	Year Ended July 31, 2011
Net Investment Income:
Class A	$24,489,097	$31,180,202
Class B	500,661	760,056
Class C	6,115,085	6,480,459
Class I	10,023,487	3,808,806
Total	$41,128,330	$42,229,523

7. Shares of beneficial interest

At July 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	16,446,062	$237,273,541	15,212,161	$206,191,253
Shares issued on reinvestment	1,524,666	21,854,261	2,091,430	28,236,928
Shares repurchased	(12,264,896)	(175,963,841)	(29,627,040)	(394,939,838)
Net increase (decrease)	5,705,832	$83,163,961	(12,323,449)	$(160,511,657)

42	Western Asset Municipal High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class B
Shares sold	12,754	$179,967	96,831	$1,311,596
Shares issued on reinvestment	29,836	423,715	47,805	643,333
Shares repurchased	(237,283)	(3,368,565)	(485,750)	(6,537,792)
Net decrease	(194,693)	$(2,764,883)	(341,114)	$(4,582,863)

Class C
Shares sold	2,382,307	$34,044,466	2,802,074	$37,845,042
Shares issued on reinvestment	321,754	4,582,041	364,666	4,893,372
Shares repurchased	(1,715,594)	(24,308,023)	(3,249,214)	(43,370,705)
Net increase (decrease)	988,467	$14,318,484	(82,474)	$(632,291)

Class I
Shares sold	17,580,390	$245,594,584	7,288,880	$96,690,264
Shares issued on reinvestment	229,982	3,289,091	134,363	1,801,534
Shares repurchased	(10,674,966)	(152,931,579)	(3,251,482)	(43,301,513)
Net increase	7,135,406	$95,952,096	4,171,761	$55,190,285

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 8/31/2012	$0.059897	$0.050967	$0.051782	$0.061262

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2012	2011
Distributions Paid From:
Tax-exempt income	$41,095,958	$42,112,867
Ordinary income	32,372	116,656
Total taxable distributions	$32,372	$116,656
Total distributions paid	$41,128,330	$42,229,523

As of July 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$649,710
Capital loss carryforward*	(93,122,222)
Other book/tax temporary differences(a)	(1,955,074)
Unrealized appreciation (depreciation)(b)	86,953,265
Total accumulated earnings (losses) — net	$(7,474,321)

Western Asset Municipal High Income Fund 2012 Annual Report	43
*	During the taxable year ended July 31, 2012, the Fund utilized $1,633,696 of its capital loss carryforward available from prior years. As of July 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2013	$(25,925,282)
7/31/2014	(20,423,175)
7/31/2016	(3,351,932)
7/31/2017	(13,599,734)
7/31/2018	(15,039,977)
7/31/2019	(14,782,122)
$(93,122,222)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

44	Western Asset Municipal High Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset Municipal High Income Fund 2012 Annual Report	45

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Municipal High Income Fund (formerly known as Legg Mason Western Asset Municipal High Income Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal High Income Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2012

46	Western Asset Municipal High Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Municipal High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset Municipal High Income Fund	47

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

48	Western Asset Municipal High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Western Asset Municipal High Income Fund	49

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

50	Western Asset Municipal High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

Western Asset Municipal High Income Fund	51

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

52	Western Asset Municipal High Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2012:

Record date:	Daily	Daily		Daily
Payable date:	August 2011 through November 2011	12/31/11		January 2012 through July 2012
Tax-exempt interest	100.00%	99.16%		100.00%
Ordinary income	—	0.84	%*	—

The following information is applicable to non-U.S. resident shareholders.

*	All of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-Transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Municipal High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0427 9/12 SR12-1742

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2011 and July 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $245,700 in 2011 and $893,850 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,200 in 2011 and $53,350 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2011 and $25,000 in 2012. These services consisted of the review and issuance of consent on Form N-1A registration for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	September 24, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	September 24, 2012